UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Filed by the Registrant ☒            Filed by the Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
1.Title of each class of securities to which transaction applies:
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2.Aggregate number of securities to which transaction applies:
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3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4.Proposed maximum aggregate value of transaction:
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5.Total fee paid:
______________________________________________________________________________________________________________________________________________________________________________________________

☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.Amount previously paid:
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2.Form, Schedule or Registration Statement No.:
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3.Filing Party:
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4.Date Filed:
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NEWTEK BUSINESS SERVICES CORP.
4800 T-Rex Avenue,
Suite 120
Boca Raton, FL 33431
(212) 356-9500

June 23, 2021

Dear Fellow Stockholder:

We are writing to remind you that a Special Meeting of Shareholders (the “Meeting”) of Newtek Business Services Corp. (the “Company”) will be held electronically via live webcast on July 12, 2021 at 9:00 a.m., Eastern Daylight Time. The Meeting will be accessible over the internet at https://web.lumiagm.com/220440912.

Our records indicate that as of May 28, 2021, the “Record Date” for the Meeting, you held shares of the common stock of the Company and, therefore, you are entitled to vote on the matters described in the Company’s Proxy Statement for the Meeting (the “Proxy Statement”), and set forth on the proxy card attached thereto, which were mailed to you on or about June 11, 2021. Our records indicate that we have not yet received your vote.

REMEMBER: Your vote is important, no matter how large or small your holdings may be. Please take a moment to vote your shares.

In particular, the Company’s Board of Directors, including the Independent Directors, recommends that you vote your shares in favor of each of the Proposals described in the Proxy Statement and set forth on the proxy card. Voting promptly may help reduce solicitation costs and will eliminate your receiving follow-up phone calls or mailings.

As the date of the Meeting approaches, if we have not received your proxy you may receive a phone call from a representative of Georgeson LLC, the Company’s proxy solicitor, reminding you to exercise your right to vote.

Thank you in advance for your participation and your consideration in this extremely important matter.

Sincerely,

/s/ Barry Sloane

Barry Sloane
Chairman, Chief Executive Officer
and President